Exhibit 99.1


                        COMMONWEALTH OF MASSACHUSETTS


MIDDLESEX, ss.                            SUPERIOR COURT DEPARTMENT
                                          CAMBRIDGE DIVISION
                                          CIVIL ACTION #2001-2709

_____________________________________

WELLESLEY/ROSEWOOD MAYNARD
MILLS LTD. PARTNERSHIP,
      Plaintiff

v.

SOFTLOCK SERVICES, INC.,
      Defendant

v.

FLEET BANK,
      Trustee Defendant
_____________________________________


                       ORDER REGARDING SALE OF ASSETS


      This matter having come before this Court upon the Joint Motion to Vacate Temporary Restraining Order and to Substitute Therefor Order Regarding Sale of Assets, and the Court having considered the papers in support thereof and oral argument of counsel and for good cause having been shown, IT IS HEREBY

      ORDERED AND ADJUDGED that SoftLock Services, Inc., and for the purposes of this Order only, SoftLock.com, Inc. (collectively referred to herein as "SoftLock") are hereby restrained from directly or indirectly assigning, alienating, selling, transferring, pledging, encumbering, concealing, hypothecating or disposing, other than in the ordinary course of business, any and all assets, including, without limitation, cash, securities, and the right, title and interest in patents, trademarks, copyrights, service marks, trade dress and other intellectual property related to methods for encouraging purchase of executable and non-executable software as reflected in U.S. Patent 5,509,070 ("Intellectual Property") without prior order of this Court; and it is

      FURTHER ORDERED AND ADJUDGED that SoftLock may exercise all diligence and expend such sums as may be reasonably necessary to maintain the value of its assets and to locate a purchaser of substantially all of its assets, including without limitation, its Intellectual Property and to negotiate the terms of any such proposed sale; and it is

      FURTHER ORDERED AND ADJUDGED that prior to selling the Intellectual Property, SoftLock shall file with this Court a Motion to Approve Sale, which motion shall set forth the following information:

      a.    a description of the assets proposed to be sold;

      b.    name and address of proposed purchaser;

      c. the consideration to be paid in connection with the proposed purchase;

      d.    the terms and conditions of the proposed sale;

      e. the relationship, if any, between the proposed purchaser and SoftLock;

      f.    an opinion of value of the assets to be sold; and

      g.    a statement of the marketing efforts undertaken by SoftLock.

      Upon filing of the Motion to Approve Sale, the Court shall set a deadline for filing higher offers and/or objections to the proposed sale and shall schedule a hearing on the Motion to Approve Sale; and it is

      FURTHER ORDERED AND ADJUDGED that within seven (7) days of the date SoftLock files a Motion to Approve Sale, SoftLock shall send a Notice of Intended Private Sale of Assets, Deadline for Submitting Objections and Higher Offers and Hearing Date (the "Notice of Sale") to all creditors, equity holders and parties-in-interest substantially in the form of the Notice of Sale attached hereto as Exhibit A; and it is

      FURTHER ORDERED AND ADJUDGED that, pursuant to any Motion to Approve Sale filed by SoftLock and in accordance with the Notice of Sale sent to all creditors, equity holders and parties-in-interest, this Court shall conduct a hearing to determine whether such Motion to Approve Sale should be granted and whether the terms of such sale (as set forth in the Motion to Approve and Notice of Sale and, as modified at hearing or pursuant to any bidding procedures established and conducted by this Court) should be approved as fair and reasonable. Softlock shall seek further order from this Court with respect to this manner in which the proceeds of sale, or other of its assets shall be paid to creditors and shareholders.



DATED:  8/3/01                         /s/ EM Fahey
                                           --------------------------------
                                           JUSTICE



                        COMMONWEALTH OF MASSACHUSETTS

MIDDLESEX, ss.                            SUPERIOR COURT DEPARTMENT
                                          CAMBRIDGE DIVISION
                                          CIVIL ACTION #2001-2709

_____________________________________
                                     )
WELLESLEY/ROSEWOOD MAYNARD           )
MILLS LTD. PARTNERSHIP,              )
      Plaintiff                      )
                                     )
v.                                   )
                                     )
SOFTLOCK SERVICES, INC.,             )
      Defendant                      )
                                     )
v.                                   )
                                     )
FLEET BANK,                          )
      Trustee Defendant              )
_____________________________________)


                  NOTICE OF INTENDED PRIVATE SALE OF ASSETS
                     DEADLINE FOR SUBMITTING OBJECTIONS,
                       HIGHER OFERS, AND HEARING DATE

To Creditors, Equity Holders and Parties-in-Interest:

      Notice is hereby given that SoftLock.com, Inc. and its wholly owned subsidiary, SoftLock Services, Inc. (collectively referred to as "SoftLock") intend to sell at private sale the right, title and interest of SoftLock in certain assets consisting of _________________ [provide specific description] (the "Assets").

      SoftLock has received an offer to purchase the above-described Assets for the sum of $_________ ("Purchase Price") in case from _________________ (the "Proposed Buyer"). Upon information and belief, the relationship between the Proposed Buyer and SoftLock is _____________.EXHIBIT "A"

      The sale shall take place on or before ___________________. The terms of the proposed sale are more particularly described in the Purchase and Sale Agreement, a copy of which has been filed with this Court along with a Motion to Approve Sale. Copies of the Motion to Approve Sale and the Purchase and Sale Agreement are available upon request from the undersigned.

      The Assets will be sold free and clear of all liens, claims, interests, or encumbrances. Any perfected, enforceable, valid liens, if any, shall attach to the proceeds of the sale according to priorities established under applicable law.

      Any objections to the proposed sale and/or higher offers to purchase the Assets shall be filed in writing with the Clerk of Courts at Middlesex Superior Court, Trial Division, Superior Courthouse, 40 Thorndike Street, Cambridge, Massachusetts 02141, on or before ____________, 2001 at 4:30 p.m. A copy of any objection or higher offer also shall be served upon the undersigned. Any objection to the sale must state with particularity the grounds for the objection and why the intended sale should not be authorized.

      Through this notice, higher offers for the Assets are hereby solicited. Any higher offer for the Assets must be in the amount of at least $_______ (five percent higher than the proposed Purchase Price). Any higher offer must be accompanied by a cash deposit of $_______ (five percent of minimum higher offer amount) in the form of a certified or bank check made payable to SoftLock and delivered to the undersigned. Higher offers must be on the same terms and conditions provided in this notice, the Motion to Approve Sale and the Purchase and Sale Agreement, other than the Purchase Price.

      A hearing on the Motion to Approve Sale, and any objections thereto or higher offers, is scheduled to take place on ____________________, 2001 at _______ a.m./p.m. before the Honorable ________, Courtroom ____A/B, Superior Courthouse, 40 Thorndike Street, Cambridge, Massachusetts. Any party who has filed an objection or higher offer is expected to be present at the hearing, failing which the objection may be overruled or the higher offer stricken. If no objection to the Motion to Approve Sale or higher offer is timely filed, the Court, in its discretion, may dispense with the scheduled hearing and approve the sale without further hearing.

      At the hearing on the sale, the Court may: (1) consider any requests to strike a higher offer; (2) determine further terms and conditions of the sale; (3) determine the requirements for further competitive bidding; (4) require one or more rounds of sealed or open bids from the original offeror and any other qualifying offeror; and (5) enter any such other orders as may be deemed appropriate.

      The deposit will be forfeited to SoftLock if the successful purchaser fails to complete the sale within forty-five (45) business days following entry by the Court of an Order approving the Motion to Approve Sale. If the buyer approved by the Court does not complete the sale, the Court, without further hearing, may approve the sale of the Assets to the next highest bidder.

      Any questions concerning the intended sale shall be addressed to the undersigned.

                                       SOFTLOCK SERVICES, INC.
                                       By its attorneys,



                                       __________________________________
                                       Richard J. Grahn      (BBO #206620)
                                       Stewart F. Grossman   (BBO #213280)
                                       LOONEY & GROSSMAN LLP
                                       101 Arch Street, 9th Floor
                                       Boston, MA 02110-1112
                                       617-951-2800, telephone
                                       617-951-2819, facsimile

DATED:  August _____, 2001






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